EXHIBIT 99.3

STATEMENTS TO HOLDERS OF MERRILL LYNCH MUNICIPAL ABS, INC.

PREREFUNDED MUNICIPAL CERTIFICATES, SERIES 2 AND SERIES 3,

RELATING TO THE DISTRIBUTION DATES OF APRIL 2, 2007 AND OCTOBER 1, 2007.

[LOGO] Deutsche Bank

Safet Kalabovic

Bankers Trust Company

(201) 593-6850

April 2, 2007

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Edward Stasen

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:        Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 2, 2007. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Assistant Vice President

[LOGO] Deutsche Bank

April 2, 2007

Bielka Tortorelli

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:        Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2

Bielka:

For the above referenced issues, the principal and interest information for April 2, 2007 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Assistant Vice President

                    SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
22	10/1/2007	70252B BP7	5.40	955,000.00	*	25,785.00	200,000.00
23	10/1/2010	70252B BV4	5.60	5,000,000.00	*	140,000.00	0.00
24	10/1/2012	70252B BZ5	5.70	1,915,000.00	*	54,577.50	0.00
RI	10/1/2012	70252B CA9	Variable	34,753.00		Residual -->	4,231.00

TOTAL				$7,904,753.00		$220,362.50	$204,231.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

[LOGO] Deutsche Bank

Safet Kalabovic

Bankers Trust Company

(201) 593-6850

April 2, 2007

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Edward Stasen

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:        Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 2, 2007. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Assistant Vice President

                                                                                                                                                       [LOGO] Deutsche Bank

April 2, 2007

Bielka Tortorelli

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:        Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 3

Bielka:

For the above referenced issues, the principal and interest information for April 2, 2007 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Assistant Vice President

                       SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
22	10/1/2007	684503 UB9	5.40	5,480,000.00	*	147,960.00	880,000.00
23	10/1/2008	684503 UD5	5.50	5,785,000.00	*	159,087.50	0.00
24	10/1/2009	684503 UF0	5.60	6,085,000.00	*	170,380.00	0.00
25	10/1/2010	684503 UH6	5.60	6,410,000.00	*	179,480.00	0.00
26	10/1/2011	684503 UK9	5.70	6,750,000.00	*	192,375.00	0.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	37,904.00		Residual -->	4,376.00

TOTAL				$35,457,904.00		$989,217.50	$884,376.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12

[LOGO] Deutsche Bank

October 1, 2007

Merrill Lynch

World Financial Center

North Towers – 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn: Edward Stasen

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:     Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2007. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Assistant Vice President

[LOGO] Deutsche Bank

October 1, 2007

Edward Stasen

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:     Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2

Edward:

For the above referenced issues, the principal and interest information for October 1, 2007 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Assistant Vice President

                            SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
22	10/1/2007	70252B BP7	5.40	755,000.00	*	20,385.00	755,000.00
23	10/1/2010	70252B BV4	5.60	5,000,000.00	*	140,000.00	415,000.00
24	10/1/2012	70252B BZ5	5.70	1,915,000.00	*	54,577.50	0.00
RI	10/1/2012	70252B CA9	Variable	30,522.00		Residual -->	4,631.00

TOTAL				$7,700,522.00		$214,962.50	$1,174,631.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

[LOGO] Deutsche Bank

October 1, 2007

Merrill Lynch

World Financial Center

North Towers – 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn: Edward Stasen

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:     Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2007. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Assistant Vice President

[LOGO] Deutsche Bank

October 1, 2007

Edward Stasen

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:     Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 3

Edward:

For the above referenced issues, the principal and interest information for October 1, 2007 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Assistant Vice President

                                 SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
22	10/1/2007	684503 UB9	5.40	4,600,000.00	*	124,200.00	4,600,000.00
23	10/1/2008	684503 UD5	5.50	5,785,000.00	*	159,087.50	0.00
24	10/1/2009	684503 UF0	5.60	6,085,000.00	*	170,380.00	0.00
25	10/1/2010	684503 UH6	5.60	6,410,000.00	*	179,480.00	0.00
26	10/1/2011	684503 UK9	5.70	6,750,000.00	*	192,375.00	0.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	33,528.00		Residual -->	3,136.00

TOTAL				$34,573,528.00		$965,457.50	$4,603,136.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12